                                 LETTER WAIVER
                             TRADE CREDIT FACILITY


                           Dated as of July 19, 2000


To the Lenders parties to the
  Sixth Amended and Restated
  Credit Agreement referred to below
  and to The Bank of Nova Scotia,
  as administrative agent (the "Administrative Agent") for the Lenders


Ladies and Gentlemen:

     We refer to the SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 17, 1999 (as amended or otherwise modified prior to the date hereof, the "Trade Credit Agreement"), among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Trade Credit Agreement.

     We hereby request that you waive, solely for the period commencing on June 19, 2000 through September 30, 2000 (the "Waiver Termination Date"), the U.S. Borrower's and Group's compliance with the terms of Sections 8.3.1 and
8.3.2 of the Trade Credit Agreement for the Fiscal Quarter ending on July 1,
2000.

     In connection with this Letter Waiver, we agree to pay to the Administrative Agent, for the pro rata benefit of the Lenders party hereto in accordance with their Percentage, a fee equal to 0.10% of $500,000,000, such fee to be earned by each Lender upon their execution and delivery of this Letter Waiver. We acknowledge that such fee shall be (i) fully-earned and payable on July 26, 2000 to each Lender who executes and delivers this Letter Waiver on or prior to such date provided that this Letter Waiver becomes effective by such date in accordance with the following paragraph and (ii) non-refundable for any reason whatsoever after payment. We also understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to participate in, provide, amend, modify, restate, extend or arrange any other financing in connection herewith.

     This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before July 26, 2000, the Administrative Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Waiver, (b) an Affirmation and Consent in form and substance satisfactory to the Administrative Agent executed by each of the Guarantors party to the Subsidiary Guaranty, (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver and (d) the fee referred to in the preceding paragraph.

     The Trade Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Fronting Bank or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.


     On the Waiver Termination Date, without any further action by any Agent, the Fronting Bank and the Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by parties hereto, and each Agent, the Fronting Bank and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

     If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to BENJAMIN CHENG, SHEARMAN & STERLING, 599 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022.

     This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

         This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                 Very truly yours,

                                                 WARNACO INC.

                                                 By: [Signature Illegible]
                                                 -------------------------------

                                                     Title:


                                                 DESIGNER HOLDINGS, LTD.

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:


                                                 WARNACO (HK) LTD.

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:


                                                 WARNACO B.V.

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:


                                                 WARNACO NETHERLANDS B.V.

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:

                                                 WARNACO HOLLAND B.V.

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By: [Signature Illegible]
                                                     ---------------------------
                                                     Title:

Agreed as of the date first above written:


------------------------------------------
[Please type or print name of institution]

By:
   ---------------------------------------
   Title:

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

            Bank of America, N.A.
------------------------------------------
[Please type or print name of institution]

By:           David H. Dinkins
   ---------------------------------------
   Title:     David H. Dinkins
                  Principal

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

Bank of Tokyo -- Mitsubishi Trust Company
------------------------------------------
[Please type or print name of institution]

By:            N. Saffra
   ---------------------------------------
   Title:      N. Saffra
             Vice President

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

             Stephen J. Garvin
------------------------------------------
            FLEET NATIONAL BANK

By:
   ---------------------------------------
   Stephen J. Garvin
   Director

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

            HSBC Bank USA
------------------------------------------
[Please type or print name of institution]

By:        Adriana D. Collins
   ---------------------------------------
           Adriana D. Collins
   Title:  Vice President

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY
------------------------------------------
[Please type or print name of institution]

By:           J. Kenneth Biegen
   ---------------------------------------
   Title:     J. Kenneth Biegen
            Senior Vice President

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

                KBC BANK NV
------------------------------------------
[Please type or print name of institution]

By:        Robert M.  Surdam, Jr.
   ---------------------------------------
   Title:   Robert M. Surdam, Jr.
                Vice President

By:          Michael V. Curran
   ---------------------------------------
   Title:    Michael V. Curran
                Vice President

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

                   SunTrust Bank
----------------------------------------------
   [Please type or print name of institution]

By:                  Laura Kahn
   -------------------------------------------
   Title:            Laura Kahn
         Director, Senior Relationship Manager

                                                 WARNACO HOLLAND B.V.

                                                 By:
                                                     ---------------------------
                                                     Title:

                                                 By:
                                                     ---------------------------
                                                     Title:


                                                 THE WARNACO GROUP, INC.

                                                 By:
                                                     ---------------------------
                                                     Title:


Agreed as of the date first above written:

          THE BANK OF NEW YORK
------------------------------------------
[Please type or print name of institution]

By:            [Illegible]
   ---------------------------------------
   Title:            VP

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:



               DEN DANSKE BANK
--------------------------------------------


By:  John O'Neill               Peter L. Hargraves
   ------------------------------------------------
   John O'Neill       /         Peter L. Hargraves
   Vice President     /         Vice President

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:



     The Dai-Ichi Kangyo Bank, Ltd.
--------------------------------------------
  [Please type or print name of institution]


By:       [Signature Illegible]
   -----------------------------------------
   Title: Senior Vice President

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:



              BANK LEUMI USA
--------------------------------------------
  [Please type or print name of institution]


By:  Joung Hee Hong
   -----------------------------------------
     Joung Hee Hong
     Title: Vice President

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:



 Morgan Guaranty Trust Company of New York
--------------------------------------------
  [Please type or print name of institution]


By:  Kimberly L. Turner
   -----------------------------------------
          Kimberly L. Turner
   Title: Vice President

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:



           BANK OF NOVA SCOTIA
--------------------------------------------
  [Please type or print name of institution]


By:  John Hopmans
   -----------------------------------------
          John Hopmans
   Title: Managing Director

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:


   Commerzbank, AG
   New York and Grand Cayman Branches
--------------------------------------------
  [Please type or print name of institution]


By:  Robert J. Donohue
   -----------------------------------------
         Robert J. Donohue
  Title: Senior Vice President


By:  Peter T. Doyle
   -----------------------------------------
          Peter T. Doyle
   Title: Assistant Vice President

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:


              CITIBANK, N.A.
--------------------------------------------
  [Please type or print name of institution]


By:  Marc Merlino
   -----------------------------------------
   Title: Marc Merlino -- VP

                                       WARNACO HOLLAND B.V.


                                       By:
                                          ---------------------------
                                          Title:


                                       By:
                                          ---------------------------
                                          Title:



                                       THE WARNACO GROUP, INC.


                                       By:
                                          ---------------------------
                                          Title:



Agreed as of the date first above written:


             SOCIETE GENERALE
--------------------------------------------
  [Please type or print name of institution]


By:  James H. Nangle
   -----------------------------------------
          James H. Nangle
   Title: Managing Director

                                                     SCHEDULE I TO LETTER WAIVER


1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank, A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

5. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

6. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

7. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

8. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                                                                             (2)

                                  LETTER WAIVER

                                                       Dated as of July 19, 2000

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement
   referred to below and to The Bank
   of Nova Scotia, as administrative
   agent (the "Agent") for the Lenders

Ladies and Gentlemen:

         We refer to the 364-Day Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

         We hereby request that you waive, solely for the period commencing on June 19, 2000 through September 30, 2000 (the "Waiver Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarter ending on July 1, 2000.

         In connection with this Letter Waiver, we agree to pay to the Agent, for the pro rata benefit of the Lenders party hereto, a fee equal to 0.10% of the aggregate amount of, without duplication, the commitments and loans of such Lenders under the Credit Agreement in each case outstanding as of July 26, 2000. We acknowledge that such fee shall be (i) fully-earned and payable on July 26, 2000 to each Lender who executes and delivers this Letter Waiver on or prior to such date provided that this Letter Waiver becomes effective by such date in accordance with the following paragraph and (ii) non-refundable for any reason whatsoever after payment. We also understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to participate in, provide, amend, modify, restate, extend or arrange any other financing in connection herewith.

         This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before July 26, 2000, the Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty, (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver and (d) the fee referred to in the preceding paragraph. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

         The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         On the Waiver Termination Date, without any further action by the Agent and Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

         If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

         This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

Agreed as of the date first above written:


            Stephen J. Garvin
------------------------------------------
            Fleet National Bank

By       Stephen J. Garvin
  ----------------------------------------
  Title: Director

Agreed as of the date first above written:


              Bank of Hawaii
------------------------------------------
[Please type or print name of institution]

By       Donna R. Parker
  ----------------------------------------
  Title: Donna R. Parker
         Vice President

Agreed as of the date first above written:


Morgan Guaranty Trust Company of New York
------------------------------------------
[Please type or print name of institution]

By          Kimberly L. Turner
  ----------------------------------------
  Title: Kimberly L. Turner
         Vice President

Agreed as of the date first above written:


Commerzbank, AG
New York and Grand Cayman Branches

By          Robert J. Donohue
  ----------------------------------------
  Title: Senior Vice President

By           Peter T. Doyle
  ----------------------------------------
  Title: Assistant Vice President

Agreed as of the date first above written:


        The Bank of Nova Scotia
------------------------------------------
[Please type or print name of institution]

By       John Hopmans
  ----------------------------------------
  Title: John Hopmans
         Managing Director

Agreed as of the date first above written:


SOCIETE GENERALE

By       James H. Nangle
  ----------------------------------------
  Title: James H. Nangle
         Managing Director

Agreed as of the date first above written:


             CITIBANK, N.A.
------------------------------------------
[Please type or print name of institution]

By       Marc Merlino
  ----------------------------------------
  Title: Marc Merlino -- VP

                                                     SCHEDULE I TO LETTER WAIVER

1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, the Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

8. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

         This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                               Very truly yours,


                                               WARNACO INC.


                                               By [Signature Illegible]
                                                 -------------------------------
                                                 Title:


                                               THE WARNACO GROUP, INC.


                                               By [Signature Illegible]
                                                 -------------------------------
                                                 Title:

                                    CONSENT

                                                       Dated as of July 19, 2000


         The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.


                                               GREGORY STREET, INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               WARNACO INTERNATIONAL INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               CALVIN KLEIN JEANSWEAR
                                               COMPANY


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               CKJ HOLDINGS INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:

                                               DESIGNER HOLDINGS LTD.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               JEANSWEAR HOLDINGS INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               MYRTLE AVENUE INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               OUTLET STORES INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               WARNACO U.S. INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:

                                                                             (3)

                                 LETTER WAIVER


                                                       Dated as of July 19, 2000

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement
   referred to below and to The Bank
   of Nova Scotia, as administrative
   agent (the "Agent") for the Lenders


Ladies and Gentlemen:

         We refer to the Five-Year Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agrement.

         We hereby request that you waive, solely for the period commencing on June 19, 2000 through September 30, 2000 (the "Waiver Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarter ending on July 1, 2000.

         In connection with this Letter Waiver, we agree to pay to the Agent, for the pro rata benefit of the Lenders party hereto, a fee equal to 0.10% of the aggregate amount of, without duplication, the commitments and loans of such Lenders under the Credit Agreement in each case outstanding as of July 26, 2000 to each Lender who executes and delivers this Letter Waiver on or prior to such date provided that this Letter Waiver becomes effective by such date in accordance with the following paragraph and (ii) non-refundable for any reason whatsoever after payment. We alos understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to participate in, rpovide, amend, modify, restate, extend or arrange any other financing in connection herewith.

         This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before July 26, 2000, the Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty, (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver and (d) the fee referred to in the preceding paragraph. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

         The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specificially provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         On the Waiver Termination Date, without any further action by the Agent and Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

         If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

         This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

         This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                               Very truly yours,


                                               WARNACO INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:


                                               THE WARNACO GROUP, INC.


                                               By [Signature Illegible]
                                                  ------------------------------
                                                  Title:

Agreed as of the date first above written:


             CITIBANK, N.A.
------------------------------------------
[Please type or print name of institution]


By             Marc Merlino
  ----------------------------------------
  Title:    Marc Merlino -- VP.

Agreed as of the date first above written:


          The Bank of Nova Scotia
------------------------------------------
[Please type or print name of institution]


By             John Hopmans
  ----------------------------------------
  Title:       John Hopmans
             Managing Director

Agreed as of the date first above written:




SOCIETE GENERALE


By           James H. Nangle
   ___________________________________
   Title:    James H. Nangle
            Managing Director

Agreed as of the date first above written:



Commerzbank, AG
New York and Grand Cayman Branches




By        Robert J. Donohue
   ___________________________________
   Title: Senior Vice President




By        Peter T. Doyle
   ___________________________________
   Title: Assistant Vice President

Agreed as of the date first above written:




Morgan Guaranty Trust Company of New York
__________________________________________
[Please type or print name of institution]




By          Kimberly L. Turner
   ___________________________________
   Title:   Kimberly L. Turner
              Vice President

Agreed as of the date first above written:




     The Dai-Ichi Kangyo Bank, Ltd.
__________________________________________
[Please type or print name of institution]




By        [SIGNATURE ILLEGIBLE]
   ___________________________________
   Title: Senior Vice President]

Agreed as of the date first above written:




   General Electric Capital Corporation
___________________________________________
[Please type or print name of institution]




By        [SIGNATURE ILLEGIBLE]
   ___________________________________
   Title: Duly Authorized Signatory

Agreed as of the date first above written:




               SunTrust Bank
__________________________________________
[Please type or print name of institution]




By                 Laura Kahn
   ____________________________________________
   Title: Laura Kahn
          Director, Senior Relationship Manager

Agreed as of the date first above written:





           The Bank of New York
__________________________________________
[Please type or print name of institution]




By        [SIGNATURE ILLEGIBLE]
   ___________________________________
   Title: VP

Agreed as of the date first above written:

Bank of Tokyo -- Mitsubishi Trust Company
__________________________________________
[Please type or print name of institution]




By              N. Saffra
   ___________________________________
   Title:       N. Saffra
              Vice President

Agreed as of the date first above written:





           Bank of America, N.A.
__________________________________________
[Please type or print name of institution]





By           David H. Dinkins
   ___________________________________
   Title:    David H. Dinkins
                Principal

Agreed as of the date first above written:



            Stephen J. Garvin
__________________________________________
            Fleet National Bank





By          Stephen J. Garvin
   ___________________________________
   Title:   Director

                                                     SCHEDULE I TO LETTER WAIVER

1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

8. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                                    CONSENT

                                                       Dated as of July 19, 2000

    The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                          GREGORY STREET, INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          WARNACO INTERNATIONAL INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          CALVIN KLEIN JEANSWEAR
                                          COMPANY

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          CKJ HOLDINGS INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          DESIGNER HOLDINGS LTD.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          JEANSWEAR HOLDINGS INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          MYRTLE AVENUE INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          OUTLET STORES INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          WARNACO U.S. INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                                                             (4)

                                 LETTER WAIVER

                                                       Dated as of June 19, 2000

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders")
  parties to the Credit Agreement
  referred to below and to The Bank
  of Nova Scotia, as administrative
  agent (the "Agent") for the Lenders

Ladies and Gentlemen:

    We refer to the U.S. $600,000,000 Amended and Restated Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

    We hereby request that you waive, solely for the period commencing on June 19, 2000 through September 30, 2000 (the "Waiver Termination Date"), the requirements of Section 5.03 of the Credit Agreement for the Fiscal Quarter ending on July 1, 2000.

    In connection with this Letter Waiver, we agree to pay to the Agent, for the pro rata benefit of the Lenders party hereto, a fee equal to 0.10% of the aggregate amount of, without duplication, the commitments and loans of such Lenders under the Credit Agreement in each case outstanding as of July 26, 2000. We acknowledge that such fee shall be (i) fully-earned and payable on July 26, 2000 to each Lender who executes and delivers this Letter Waiver on or prior to such date provided that this Letter Waiver becomes effective by such date in accordance with the following paragraph and (ii) non-refundable for any reason whatsoever after payment. We also understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to particpate in, provide, amend, modify, restate, extend or arrange any other financing in connection herewith.

    This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before July 26, 2000, the Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (b) the consent attached hereto executed by each of the Guarantors party to the Subsidiary Guaranty, (c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver and (d) the fee referred to in the preceding paragrph. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

    The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

    On the Waiver Termination Date, without any further action by the Agent and Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

    If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

    This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

    This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          Very truly yours,

                                          WARNACO INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

                                          THE WARNACO GROUP, INC.

                                          By [Signature Illegible]
                                            ---------------------
                                            Title:

Agreed as of the date first above written:



               CITIBANK, N.A.
------------------------------------------
[Please type or print name of institution]



By             Mark Merlino
  ----------------------------------------
  Title:     Mark Merlino--VP

Agreed as of the date first above written:



               FIRST UNION
------------------------------------------
[Please type or print name of institution]




By           Alkesh V. Nanaraty
  ----------------------------------------
  Title:       Vice President
            (Alkesh V. Nanaraty)

Agreed as of the date first above written:



SOCIETE GENERALE


By  James H. Nangle
  ---------------------------------
  Title:  James H. Nangle
          Managing Director

Agreed as of the date first above written:



       Bank of Nova Scotia
----------------------------------
[Please type or print name of institution]


By  John Hopmans
  ---------------------------------
  Title:  John Hopmans
          Managing Director

Agreed as of the date first above written:



Commerzbank, AG
New York and Grand Cayman Branches


By  Robert J. Donohue
   ---------------------------------------
  Title: Senior Vice President


By  Peter T. Doyle
    ---------------------------------------
   Title: Assistant Vice President

Agreed as of the date first above written:



Morgan Guaranty Trust Company of New York
------------------------------------------
[Please type or print name of institution]


By  Kimberly L. Turner
  ---------------------------------
  Title:  Kimberly L. Turner
          Vice President

Agreed as of the date first above written:



The Dai-Ichi Kangyo Bank, Ltd.
----------------------------------
[Please type or print name of institution]


By  [Signature Illegible]
  ---------------------------------
  Title:  Senior Vice President

Agreed as of the date first above written:


     General Electric Capital Corporation
-----------------------------------------------
[Please type or print name of institution]


By       [Signature Illegible]
  ---------------------------------
  Title:  Duly Authorized Signatory

Agreed as of the date first above written:



     Union Bank of California, N.A.
-----------------------------------------
[Please type or print name of institution]


By   David W. Kinkela
  ---------------------------------
  Title:  David W. Kinkela
          Vice President

Agreed as of the date first above written:




----------------------------------
FLEET NATIONAL BANK


By  Stephen J. Garvin
  ---------------------------------
    Stephen J. Garvin
    Director

Agreed as of the date first above written:



   Bank of Tokyo -- Mitsubishi Trust Company
----------------------------------------------
[Please type or print name of institution]


By  N. Saffra
  ---------------------------------
  Title:  N. Saffra
  Vice President

Agreed as of the date first above written:



           Bank of America, N.A.
----------------------------------------------
[Please type or print name of institution]


By  David H. Dinkins
  ---------------------------------
  Title:  David H. Dinkins
            Principal

Agreed as of the date first above written:


             HSBC Bank USA
------------------------------------------
[Please type or print name of institution]


By  Adriana D. Collins
  ------------------------------------
         Adriana D. Collins
  Title: Vice President

Agreed as of the date first above written:


    THE INDUSTRIAL BANK OF JAPAN, LTD.
            NEW YORK BRANCH
------------------------------------------
[Please type or print name of institution]


By  J. Kenneth Biegen
  ------------------------------------
         J. Kenneth Biegen
  Title: Senior Vice President

Agreed as of the date first above written:


            Merita Bank Plc
------------------------------------------
[Please type or print name of institution]


By        Garry Weiss        Charles J. Lansdown
  -------------------------------------------------
          Garry Weiss        Charles J. Lansdown
  Title: Vice President      Senior Vice President

Agreed as of the date first above written:


              KBC BANK NV
------------------------------------------
[Please type or print name of institution]


By        Robert M. Surdam, Jr.             Michael V. Curran
  ------------------------------------------------------------
         Robert M. Surdam, Jr.              Michael V. Curran
  Title: Vice President                     Vice President

Agreed as of the date first above written:


         The Bank of New York
------------------------------------------
[Please type or print name of institution]


By  [Signature Illegible]
  ------------------------------------
  Title: Vice President

                                                     SCHEDULE I TO LETTER WAIVER

1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank, A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

6. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

7. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

8. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

9. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

                                    CONSENT


                                                       Dated as of July 19, 2000


     The undersigned, each as Guarantor under the Subsidiary Guaranty dated November 17, 1999 (the "Subsidiary Guaranty") in favor of the Lender Parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



                                         GREGORY STREET, INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                         WARNACO INTERNATIONAL INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                         CALVIN KLEIN JEANSWEAR
                                         COMPANY


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                        CKJ HOLDINGS INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:

                                         DESIGNER HOLDINGS LTD


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                         JEANSWEAR HOLDINGS INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                         MYRTLE AVENUE INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                         OUTLET STORES INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:



                                         WARNACO U.S. INC.


                                         By [Signature Illegible]
                                            ------------------------------------
                                              Title:

                                                                             (5)

                               CONSENT AND WAIVER


                           WARNACO OF CANADA COMPANY
                                  as Borrower

                                    - and -

                            THE BANK OF NOVA SCOTIA
                                   as Lender

                                   - and -

                          THE GUARANTORS LISTED HEREIN

--------------------------------------------------------------------------------

                               CONSENT AND WAVER

                           Dated as of July 19, 2000

--------------------------------------------------------------------------------

                                STIKEMAN ELLIOTT

                               CONSENT AND WAIVER

         This Consent and Waiver, made as of July 19, 2000, is delivered in connection with that certain Amended and Restated Credit Agreement dated as of September 24, 1996 between Warnaco of Canada Company, a corporation amalgamated and existing under the laws of Nova Scotia (the "Borrower') and The Bank of Nova Scotia, one of the chartered banks of Canada (the "Lender"), as amended prior to the date hereof (the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms for which meanings are provided in the Credit Agreement are used herein with such meanings.

         Reference is also made to those certain Guaranties made in favour of the Lender (i) as of July 16,1996 by the undersigned Guarantors The Warnaco Group, Inc., Warnaco Inc., Warnaco International Inc.; (ii) as of February 28, 1997 by the undersigned Guarantors Gregory Street, Inc. and Myrtle Avenue, Inc.;
(iii) as of September 30, 1997 by the undersigned Guarantor Warnaco U.S. Inc. (formerly known as ML, Inc.); and (iv) as of December 12, 1997 by the undersigned Guarantors Designer Holdings, Ltd., Jeanswear Holdings Inc., Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Outlet Stores, Inc.

         By its signature below, the Lender hereby (i) acknowledges and consents (subject to the Lender's receipt of a copy of the Waiver (as hereinafter defined) executed by each lender under the Warnaco Inc. Credit Agreement) to the waiver respecting the Warnaco Inc. Credit Agreement, as amended, modified, supplemented, restated, renewed, replaced or refinanced prior to the date hereof, pursuant to a limited waiver dated as of the date hereof (the "Waiver") among the parties to the Warnaco Inc. Credit Agreement; (ii) confirms and agrees that, on and after the date hereof, each reference in the Credit Agreement and the Guaranties to "the Warnaco Inc. Credit Agreement", "thereunder," "thereof" or words of like import shall be references to the Warnaco Inc. Credit Agreement, as amended or modified by the Waiver, the same as may be further amended, renewed, modified, supplemented or restated from time to time; and
(iii) in the specific circumstances described herein, waives its right to receive ten days prior written notice of the waiver to the Warnaco Inc.
Credit Agreement as required by Section 9.1(n) of the Credit Agreement and
Section 4.1.2 of the Guaranties.

         Notwithstanding the preceding paragraph, this Consent and Waiver shall not be effective until such time as the Lender has received a fully executed copy of the Waiver.

         The Credit Agreement, the other Credit Documents and the Guaranties, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Consent and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Credit Documents or the Guaranties nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents or Guaranties.

         The parties hereto agree that the Borrower shall pay on demand all costs and expenses (including, without limitation, all reasonable legal fees and, expenses) incurred by the Lender in connection with this Consent and Waiver and shall pay the Lender a fee of 0.1% of the Commitment. The Borrower's consent to this Consent and Waiver and to each of the terms hereof shall be evidenced by its signature as indicated below.

         This Consent and Waiver shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Waiver to be executed by their duly authorized officers as of the day first above written.


                                            WARNACO OF CANADA COMPANY


                                            By: [Signature Illegible]
                                                --------------------------------
                                                Name:
                                                Title:


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            THE BANK OF NOVA SCOTIA


                                            By: Judy McKay
                                                --------------------------------
                                                Name:  Judy McKay
                                                Title: Director


                                            By: [Signature Illegible]
                                                --------------------------------
                                                Name:  [Name Illegible]
                                                Title: [Title Illegible]

         Each of the undersigned Guarantors hereby acknowledges and consents to the Waiver and hereby confirms and agrees that the Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects; PROVIDED, HOWEVER, that, on and after the date hereof, each reference in such Guaranty and the Credit Agreement and the other Credit Documents to "the Warnaco Inc. Credit Agreement", "thereunder", "thereof" or words of like import shall be references to the Warnaco Inc. Credit Agreement as amended or modified by the Waiver, the same as may be further amended, renewed, modified, supplemented or restated from time to time.


                                             THE WARNACO GROUP, INC.,
                                             WARNACO INC.
                                             WARNACO INTERNATIONAL INC.
                                             GREGORY STREET, INC.
                                             MYRTLE AVENUE, INC.


                                             By: [Signature Illegible]
                                                --------------------------------
                                                Name:
                                                Title:


                                             DESIGNER HOLDINGS, LTD.
                                             JEANSWEAR HOLDINGS INC.
                                             CALVIN KLEIN JEANSWEAR COMPANY
                                             CKJ HOLDINGS, INC.
                                             OUTLET STORES, INC.
                                             WARNACO U.S. INC.


                                             By: [Signature Illegible]
                                                --------------------------------
                                                Name:
                                                Title:





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                                                                             (6)






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[SOCIETE GENERALE LETTERHEAD]



Warnaco Inc.
The Warnaco Group, Inc. and
the Companies and Corporations referred to in the schedule to this letter

c/o 90 Park Avenue
New York
New York 10016

26 July 2000

Dear Sirs

EUROPEAN FACILITIES

Further to our letter of 30 June 2000, we again refer to:

(A) the Credit Agreement dated 9 July 1996 (as amended) between the banks and financials Institutions referred to below, ourselves as Agent and the addressees of this letter (such agreement as so amended being referred to In this letter as the "Term Facility"),

(B) the Revolving Credit and Guarantee Agreement dated 14 August 1996 (as amended) between the banks and financial institutions referred to below, ourselves as Arranging Bank, Managing and Administration Agent and Overdraft Bank and the Companies and Corporations referred to as Borrowers in the acceptance of this letter (such agreement as so amended being referred to in this letter as the "Revolver"):

(C) the Line of Credit Agreement dated 31 October 1996 (as amended) between "Societe Generale" Geneva Branch and Lintex-Warnaco SA (such agreement as so amended being referred to in this letter as the "Swiss Line of Credit");

(D) the Line of Credit Agreement dated 31 October 1996 (as amended) between Societe Generale, Madrid Branch and Warnaco Intimo S.A. (such agreement as so amended being referred to in this letter as the "Spanish Line of Credit").

The Term Facility, the Revolver, the Swiss Line of Credit and the Spanish Line of Credit are collectively referred to as the "Facilities Documents" but unless otherwise defined or indicated in this letter, all capitalised terms used herein shall have the same meanings as specified in the relevant documents.


1. You have informed us and, by your acceptance of the terms of this letter, warrant that,


1.1 you have requested the lenders under the U.S, Credit Agreement to waive the requirements of Section 5.03 of the U.S. Credit Agreement for the Fiscal Quarter (as defined in the U.S. Credit Agreement) ending on
     1 July 2000 during the period





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     beginning on 19 June 2000 arid ending on the Waiver Termination Date (as defined below).

1.2 the addressees of this letter have asked their lending bankers under all other relevant credit facilities (an exhaustive list of which is set out in the schedule to this letter) to provide similar waivers.

2. At your request, and in consideration of your agreement to the terms of this letter, we agree, subject to paragraphs 3 and 5 below to waive, solely for the period commencing on 19 June 2000 until 30 September 2000 (such date being the "Waiver Termination Date") the requirements of:

     Clause 19.1 of the Term Facility;

     Clause 19.1 of the Revolver;

     Clause 11 of the Swiss Line of Credit;

     Clause 11 of the Spanish Line of Credit

     in so far as they import by reference the terms of Section 5.03 of the U.S. Credit Agreement.

3. in consideration of our agreeing to the waiver herein contained and on the understanding that such waiver will become effective, you shall pay to the Agent on 26 July 2000 for distribution pro rata to each Lender who signs and delivers, or causes to be signed and delivered on its behalf on or before 26 July 2000, this letter, a fee equal to 0.10% (one-tenth of one per cent) of the aggregate amount on that date of its share of each outstanding Advance and its Available Commitment under each of the Facility Documents to which it is party.

4. On the Waiver Termination Date, without any further action by the Agent or any of the Lenders or any other person, the waiver contained In paragraph
     2 above shall terminate and cease to have effect and all of the terms and provisions set forth in the Facilities Documents with respect to requirements thereunder that are so waived shall have the same force and effect as if such paragraph 2 were not part of this letter and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Facilities Documents as though no waiver had been granted by them under such paragraph 2.

5. The waiver contained in this letter shall become effective as from the date of this letter when, and only when the Agent shall have received (a) counterparts of this letter executed by such addressees and (b) evidence that each of the credit facilities listed in the schedule to this letter has been effectively waived in a manner substantially similar to the terms of this letter. The effectiveness of the waiver contained in this letter is conditional upon the accuracy of the factual matters described herein.

6. You acknowledge by your acceptance of the terms of this letter that nothing herein shall constitute a commitment by any Lender further or otherwise to amend, modify, restate, or extend any of the Facility Documents or any of the Facilities evidenced thereby or to participate in, provide or arrange any other financing in connection herewith.

7. The Facilities Documents and each of the other Finance Documents referred to therein, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified





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     and confirmed. The execution, delivery and effectiveness of this letter and your acceptances thereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Facilities Documents or any of the other Finance Documents, nor constitute a waiver of any provision of any of the Facilities Documents or any of the other Finance Documents.

8. if you agree to the terms and provisions of this letter, please evidence such agreement by executing and returning a counterpart of this letter by facsimile, followed by the original via overnight courier to Harvey Chalmers, Simmons & Simmons, 21 Wilson Street, London, EC2M 2TX, facsimile no. 00 44 207 628 2070.

9. This letter and its acceptance and consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter by telecopier shall be effective as delivery of a manually executed counterpart of this letter.

10. This letter shall be governed by, and construed in accordance with, the laws of England and the provisions of Clauses 34 and 35 of the Term Facility shall be deemed to be incorporated by reference into this letter.


yours faithfully,

SOCIETE GENERALE as Agent
and for and on behalf of

TERM FACILITY

Societe Generale
Commerzbank AG
Scotiabank Europe PLC

By: [Signature Illegible]


REVOLVER

Societe Generale
Commerzbank AG
Scotiabank Europe PLC

By: [Signature Illegible]


SWISS LINE OF CREDIT

Societe Generale, Geneva Branch

By: [Signature Illegible]





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[SOCIETE GENERALE LOGO]


SPANISH LINE OF CREDIT

Societe Generale, Madrid Branch

By: [Signature Illegible]






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                                    SCHEDULE

1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 amount Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.






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                             ACCEPTANCE AND CONSENT


We refer to and thank you for your letter of 26 July 2000 of which the foregoing is a copy and accept and agree to be bound by its terms. In addition, each undersigned party which is a Guarantor hereby consents to the terms of such letter and hereby confirms and agrees that, notwithstanding the effectiveness of such letter, the Group Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.


THE BORROWERS:

Warnaco Inc.
Euralis S.A.S.
Lenitex Warnaco Handelsgesellschaft M. B. H.
Eratex-Warnaco Lac Two GmbH & Co. KG
Warner's Aigion S.A.
Warnaco B.V.
Warner's (United Kingdom) Limited
Lejaby S.A.S.
Calvin Klein France S.A.
Warnaco France S.A.R.L.
Penhaligon's Limited
Warnaco Netherlands B.V.
Warnaco Holland B.V.
PMJ S.A.

By: [Signature Illegible]

Lintex-Warnaco S.A.

By: [Signature Illegible]

Warnaco Intimo S.A.

By: [Signature Illegible]


THE GUARANTORS

The Warnaco Group, Inc.
Warnaco Inc.
Warnaco International Inc.
184 Benton Street Inc.
Warmana Limited
Warnaco Men's Sportswear Inc.
C.F. Hathaway Company
Warnaco Sourcing Inc.
Warner's de Costa Rica Inc.
Blanche Inc.
Warnaco International L.L.C.
Myrtle Avenue Inc.
Gregory Street Inc.
ML Inc.
Designer Holdings, Ltd.
Rio Sportswear Inc.





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AEI Management Corporation
Jeanswear Holdings Inc.
Calvin Klein Jeanswear Company
Kaijay Acquisition Company
New Bedford Shippers Corp.
CKJ Sourcing, Inc.
CKJ Holdings, Inc.
Abbeville Acquisition Company
Broadway Jeanswear Company
Broadway Jeanswear Holdings, Inc.
Broadway Jeanswear Sourcing, Inc.
Outlet Holdings, Inc.
Outlet Stores, Inc.
A.B.S. Clothing Collection, Inc.

By: [Signature Illegible]